EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF FLORIDA

WEST PALM DIVISION

IN RE:	}	CASE NUMBER
EMERGE INTERACTIVE, INC.,	}	07-10932-BKC-SHF
}
	}	JUDGE STEVEN H. FRIEDMAN
}
DEBTOR	}	CHAPTER 11

DEBTOR’S MONTHLY OPERATING REPORTS (BUSINESS)

FOR THE PERIOD

FROM	February 14th, 2007	TO	February 28th, 2007

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

3/28/2007	/s/ Jimmy D. Parrish
Date	Attorney for Debtor’s Signature

Debtor’s Address and Phone Number:	Attorney’s Address and Phone Number:

eMerge Interactive, Inc.	Latham, Shuker, Barker, Eden & Beaudine, LLP
10305 102nd Terrace	POP Box 3353
Sebastian, FL 32958	Orlando, Florida 32802-3353
(772) 581-9700	(407) 481-5800

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 20th day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources:

1) Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report

2) Initial Filing Requirements

3) Frequently Asked Questions (FAQs)

SCHEDULE OF RECEIPTS AND DISBURSEMENTS

FOR THE PERIOD BEGINNING                      AND ENDING

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF
Date of Petition:	February 14, 2007

	CURRENT MONTH		CUMULATIVE PETITION TO DATE
1. FUNDS AT BEGINNING OF PERIOD*	$700,323.00	(a)	$700,323.00	(b)
2. RECEIPTS:
A. Cash Sales	$0.00
Minus: Cash Refunds
Net Cash Sales
B. Accounts Receivable**	18,306.16
C. Other Receipts (See MOR-3)	4,804.07
(If you receive rental income, you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	$23,110.23
4. TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$723,433.23

5. DISBURSEMENTS
A. Advertising	$0.00
B. Bank Charges	45.92
C. Contract Labor
D. Fixed Asset Payments (not incl. in “N”)	0.00
E. Insurance	24,950.74
F. Inventory Payments (See Attach. 2)	4,603.00
G. Leases
H. Manufacturing Supplies	550.00
I. Office Supplies	59.71
J. Payroll - Net (See Attachment 5A)	65,472.25
K. Professional Fees (Accounting & Legal)
L. Rent
M. Repairs & Maintenance
N. Secured Creditor Payments (See Attach. 2)
O. Taxes Paid - Payroll (See Attachment 4C)
P. Taxes Paid - Sales & Use (See Attachment 4C)
Q. Taxes Paid - Other (See Attachment 4C)
R. Telephone	4,481.88
S. Travel & Entertainment	6,773.45
Y. U.S. Trustee Quarterly Fees
U. Utilities	5,058.53
V. Vehicle Expenses
W. Other Operating Expenses (See MOR-3)	1,255.46
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	$113,250.94
7. ENDING BALANCE (Line 4 Minus Line 6) (c)	$610,182.29	(c)		(c)

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 21st day of March, 2007	/s/ David C. Warren
(Signature)

*	Beginning cash balances as of petition date 02/14/2007. Schedule B cash balances as of 01/31/07.
**	AR collections from petition date through Feb. 28th, 2007 only (prior collections already included in beginning cash balance).
(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)	These two amounts will always be the same if form is completed correctly.

CASH RECONCILIATION

February 1st 2007 - February 14th 2007

ACTIVITY	Cash Balance	Comments
Operating Account	446,342.72
Payroll Account	13,553.49
Health Insurance	11,717.43

Bank balances (adjusted)	471,613.64	Schedule B line 2

Petty Cash	500.00	Schedule B line 1

Investment Account	941,691.38	Schedule B line 2

CASH BALANCE (02/01/07)	1,413,805.02

Total Disbursements	(731,913.94)	see PMT Register

Total Bank Service Fees	(346.64)	per Bank Stmt

Total Deposits	18,778.56	see DEP Register

CASH BALANCE (02/14/07)	700,323.00	DIP report MOR-2

CASH DISBURSEMENTS FEBRUARY 1ST, 2007 TO FEBRUARY 14TH, 2007

Document Number	Date	Supplier Name	Payment Amount
Payment	Document :	First Union Checks	e: Combined

817993	5-Feb-07	RING POWER	300.00
817994	8-Feb-07	ALLFLEX U.S.A.	5,198.02
817995	8-Feb-07	ALLYNN’S CLEANING S	1,540.80
817996	8-Feb-07	AMA TECHTEL COMM -	73.60
817997	8-Feb-07	ATLANTIC BUSINESS S	112.35
817998	8-Feb-07	BELKNAP, JOHN C.	22,500.00
817999	8-Feb-07	BISYS PLAN SERVICES	912.50
818000	8-Feb-07	COLVIN, TIM R.	2,415.43
818001	8-Feb-07	DAVIS, COURTNEY	71.50
818002	8-Feb-07	FEDEX	314.95
818003	8-Feb-07	FOLTZ, JOHN	7,500.00
818004	8-Feb-07	FRANK CRYSTAL & CO.	6,813.30
818005	8-Feb-07	HERRING PEST MANAGE	192.60
818006	8-Feb-07	IBM CORPORATION	234.00
818007	8-Feb-07	INDIAN RIVER COUNTY	413.80
818008	8-Feb-07	KENTEC COMMUNICATIO	95.00
818009	8-Feb-07	MELLON INVESTOR SER	1,193.20
818010	8-Feb-07	NIEDECKEN, TIMOTHY	506.94
818011	8-Feb-07	RICHARDSON, TODD	723.56
818012	8-Feb-07	SPENCER, ROBERT S	7,500.00
818013	8-Feb-07	UNISHIPPERS	22.31
818014	8-Feb-07	UNITED PARCEL SERVI	67.97
818015	8-Feb-07	VERIZON WIRELESS SE	1,399.75
818016	8-Feb-07	WALCO	1,001.87
818017	8-Feb-07	WALTER, SHANE P.	1,472.58
818018	8-Feb-07	WASTE MANAGEMENT IN	234.47
818019	8-Feb-07	WELLMAN, MARK	826.40
818020	8-Feb-07	WALTER, SHANE P.	700.00
818021	8-Feb-07	WACHOVIA BANK	168.00
818022	8-Feb-07	DRURY, ROBERT	573.80
818023	8-Feb-07	WACHOVIA BANK	35.00
818024	9-Feb-07	TOLL FARMS	395.00
818025	12-Feb-07	HUNTON & WILLIAMS L	299,633.78
818026	12-Feb-07	IOWA STATE RESEARCH	810.00
818027	14-Feb-07	LATHAM, SHUKER, BAR	10,000.00
818028	14-Feb-07	USI INSURANCE OF FL	700.00
577	12-Feb-07	LATHAM, SHUKER, BAR	85,000.00
578	12-Feb-07	TEDDER, JAMES, WORD	13,800.00
579	8-Feb-07	BISYS PLAN SERVICES	11,326.39
	9-Feb-07	TRUST ACCOUNT	18,000.00
	12-Feb-07	XL SPECIALTY D&O INS	150,000.00

		Payment Sub Total	$654,778.87

	9-Feb-07	PAYROLL	$77,135.07

		TOTAL DISBURSEMENTS	$731,913.94

CASH DEPOSITS FEBRUARY 1ST, 2007 TO FEBRUARY 14TH, 2007

CUSTOMER PAYMENTS

Document Number	Date	Customer Name	Payment Amount
Cust No.	Document :	First Union Checks	e: Combined

3787	1-Feb-07	LAZY A RANCH	84.00
4731	5-Feb-07	CANTRELL, TED	800.00
1131	5-Feb-07	GREGORY FEEDLOTS	51.25
3136	6-Feb-07	BEEF MARKETING GROUP	1,625.00
4109	6-Feb-07	PRICE, RON	226.25
4631	8-Feb-07	N AND K CATTLE CO	2.00
4655	9-Feb-07	ILL BEEF ASSOCIATION	74.00
3719	9-Feb-07	MAIN STREET FEEDS	979.00
5032	9-Feb-07	BLADES ANGUS FARM	219.10
3400	9-Feb-07	BONDS RANCH	1,700.00
4548	9-Feb-07	SCHILLING, TOMMY	25.00
5013	9-Feb-07	TOLLS FARMS	395.00
4658	12-Feb-07	FAUST, JERRY	80.00
4075	12-Feb-07	GRASS ROOTS BEEF	76.00
3642	12-Feb-07	HOSTETLER FEED	176.25
2753	12-Feb-07	KNIGHT FEEDYARD	5.00
3303	12-Feb-07	MONTANA STATE U	79.00
4687	12-Feb-07	TATE CATTLE COMPANY	76.00
4550	12-Feb-07	UNIVERSITY OF IL	1,280.50
3136	13-Feb-07	BEEF MARKETING GROUP	4,875.00
4473	13-Feb-07	BIG BARRY’S ELEVATOR	227.00
3440	13-Feb-07	NICHOLS FARMS	66.00
4612	13-Feb-07	SOUTHSIDE STOCK FARM	193.00
1153	13-Feb-07	WARD FEED YARD	257.00
4081	14-Feb-07	BOALDIN MARK	301.25

		Total Customer Deposits	13,872.60

MISCELLANEOUS TRANSACTIONS

	9-Feb-07	Miscellaneous Transactions	40.58
	9-Feb-07	Miscellaneous Transactions	3,326.24
	9-Feb-07	Miscellaneous Transactions	1,549.99
	9-Feb-07	Miscellaneous Transactions	827.96
	9-Feb-07	Miscellaneous Transactions	100.00
	9-Feb-07	Miscellaneous Transactions	102.16
	9-Feb-07	Miscellaneous Transactions	13.42
	9-Feb-07	Miscellaneous Transactions	4.52

		Total Misc Deposits	5,964.87

ADJUSTMENTS

		Tolls Farms
		Debit Memo - duplicate pmt	(395.00)
		In transit	(663.91)

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:

Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	Current Month	Cumulative Petition to Date
Freight Refund

Phone Discount

Customer Deposits

Investment Interest	$4,804.07

Petty Cash

TOTAL OTHER RECEIPTS	$4,804.07

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	Current Month	Cumulative Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	Feb 14th, 2007	and ending:	Feb 28th, 2007

ACCOUNTS RECEIVABLE AT PETITION DATE:	$42,492.73

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance		$47,453.58	(a)
PLUS: Current Month New Billings		$21,082.75
MINUS: Collection During the Month		$25,091.54	(b)
PLUS/MINUS: Adjustments or Writeoffs	$		*

End of Month Balance		$43,444.79	(c)

*	For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable) See Note 1

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Gross AR Note Recvble- Former Officer Allowance

Net	$20,141.86	$5,923.47	$4,812.30	$12,567.16	$43,444.79	(c)

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)
See Attached Listing

NOTE 1: Accounts Receivable are aged from invoice date NOT due date.

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)	These two amounts must equal.

Emerge SOB	Report Date: 21-MAR-2007 14:17
Aging - 4 Bucket Report

Order By	:	Customer

Summary Type	:	Invoice Summary

Report Format	:	Brief

As Of Date	:	28-FEB-2007

Bucket Name	:	EII Standard Aging

Open Credits	:	Summarize

Receipts At Risk:	:	Do Not Show

Currency	:

Type	:	To

Customer Name	:	To

Customer Number	:	To

Balance Due	:	To

Balancing Segment	:	To

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	1
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
3 H CATTLE CO.					3966
11966	CATT	12-SEP-06		169	103.6	972.02				972.02

					Total:	972.02	0.00	0.00	0.00	972.02
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					972.02

ARENS, GARY					4690
12404	CATT	19-DEC-06		71	100	215.00				215.00

					Total:	215.00	0.00	0.00	0.00	215.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					215.00

Customer Credit Memos:					0.00
Customer Payments:					(34.00)
Customer Balance:					(34.00)

ASHMORE, JIM AND ELSIE					4767
12412	CATT	19-DEC-06		71	100	56.00				56.00

					Total:	56.00	0.00	0.00	0.00	56.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					56.00

ATKINSON LIVESTOCK MARKET					5040
12644	CATT	27-FEB-07		1	100	100.00		100.00

					Total:	100.00	0.00	100.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					100.00

BAR DIAMOND RANCH					3709
12400	CATT	19-DEC-06		71	100	1.00				1.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	2
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
12453	CATT	02-JAN-07		57	100	450.00			450.00
12504	CATT	16-JAN-07		43	100	97.00			97.00

					Total:	548.00	0.00	0.00	547.00	1.00
							.00%	.00%	99.82%	.18%
Customer Credit Memos:					(139.00)
Customer Payments:					0.00
Customer Balance:					409.00

BARTLETT, DENNIS					5033
12627	CATT	20-FEB-07		8	100	124.00		124.00

					Total:	124.00	0.00	124.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					124.00

BARTON COUNTY FEEDYARD					1273
12675	CATT	13-MAR-07		-13	100	223.00	223.00

					Total:	223.00	223.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					223.00

BEEF MARKETING GROUP					3136
12674	CATT	13-MAR-07		-13	100	3,250.00	3,250.00
12700	CATT	28-MAR-07		-28	100	3,250.00	3,250.00

					Total:	6,500.00	6,500.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					6,500.00

Customer Credit Memos:					0.00
Customer Payments:					(248.95)
Customer Balance:					(248.95)

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	3
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
BELLER CORP					4519
12335	CATT	05-DEC-06		85	2.8	25.00				25.00

					Total:	25.00	0.00	0.00	0.00	25.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					25.00

Customer Credit Memos:					0.00
Customer Payments:					(0.30)
Customer Balance:					(0.30)

BIG BARRY’S ELEVATOR					4473
12639	CATT	27-FEB-07		1	68	34.00		34.00
12711	CATT	28-MAR-07		-28	100	52.00	52.00

					Total:	86.00	52.00	34.00	0.00	0.00
							60.47%	39.53%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					86.00

BOW AND ARROW RANCH					3725
12487	CATT	09-JAN-07		50	100	1.00			1.00

					Total:	1.00	0.00	0.00	1.00	0.00
							.00%	.00%	100.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1.00

BRAMAN JR., DH					4529
12539	CATT	23-JAN-07		36	100	10.00			10.00
12681	CATT	13-MAR-07		-13	100	54.00	54.00
12693	CATT	28-MAR-07		-28	100	119.80	119.80
12713	CATT	28-MAR-07		-28	100	153.00	153.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	4
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	336.80	326.80	0.00	10.00	0.00
							97.03%	.00%	2.97%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					336.80

BRUCE, NORMAN					4909
12313	CATT	05-DEC-06		85	1.8	2.01				2.01
12577	CATT	06-FEB-07		22	100	12.00		12.00

					Total:	14.01	0.00	12.00	0.00	2.01
							.00%	85.65%	.00%	14.35%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					14.01

Customer Credit Memos:					0.00
Customer Payments:					(132.00)
Customer Balance:					(132.00)

Customer Credit Memos:					0.00
Customer Payments:					(0.01)
Customer Balance:					(0.01)

COFFEYVILLE FEED AND FARM SUPPLY					4135
12299	CATT	28-NOV-06		92	100	21.00				21.00

					Total:	21.00	0.00	0.00	0.00	21.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					21.00

COLLIER FARMS INC					3708
12526	CATT	23-JAN-07	36	100	256.98				256.98

					Total:	256.98	0.00	0.00	256.98	0.00
							.00%	.00%	100.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					256.98

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	5
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Charles Blount Farms					3668
12704	CATT	28-MAR-07		-28	100	363.00	363.00

					Total:	363.00	363.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					363.00

DEEP RIVER CATTLE CO.					4807
12621	CATT	20-FEB-07		8	100	3.00		3.00

					Total:	3.00	0.00	3.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					3.00

DEER FIELD COLONY					4410

Customer Credit Memos:					(1,000.00)
Customer Payments:					0.00
Customer Balance:					(1,000.00)

Customer Credit Memos:					0.00
Customer Payments:					(134.70)
Customer Balance:					(134.70)

DOUBLE STAR RANCH					4934
12210	CATT	07-NOV-06		113	0	0.45				0.45

					Total:	0.45	0.00	0.00	0.00	0.45
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					0.45

DRY FORK RANCH					4992
12434	CATT	26-DEC-06		64	100	81.25				81.25

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	6
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	81.25	0.00	0.00	0.00	81.25
							.00%	.00%	.00%	100.00%

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					81.25

Dan Kollars					3600
12354	CATT	12-DEC-06		78	100	474.54				474.54
12403	CATT	19-DEC-06		71	100	233.00				233.00
12609	CATT	20-FEB-07		8	100	1.00		1.00

					Total:	708.54	0.00	1.00	0.00	707.54
							.00%	.14%	.00%	99.86%

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					708.54
Customer Credit Memos:					0.00
Customer Payments:					(58.07)
Customer Balance:					(58.07)

F & F FARMS					4698
Customer Credit Memos:					(458.00)
Customer Payments:					0.00
Customer Balance:					(458.00)

FAUST, JERRY					4658
12269	CATT	21-NOV-06		99	10.9	109.00				109.00

					Total:	109.00	0.00	0.00	0.00	109.00
							.00%	.00%	.00%	100.00%

Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					109.00

FISHER FEED & FARM SUPPLY					3908
11882	CATT	22-AUG-06		190	30.1	28.66				28.66
12585	CATT	06-FEB-07		22	100	25.00		25.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	7
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61+ Days Past Due
					Total:	53.66	0.00	25.00	0.00	28.66
							.00%	46.59%	.00%	53.41%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					53.66

FRANK BILLS TRUCKING					4119
12423	CATT	26-DEC-06		64	100	478.00				478.00

					Total:	478.00	0.00	0.00	0.00	478.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					478.00

FRED POSS FARMS					4615
12682	CATT	13-MAR-07		-13	100	459.00	459.00

					Total:	459.00	459.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					459.00

FT. PECK COMMUNITY COLLEGE					4246
12295	CATT	28-NOV-06		92	100	218.75				218.75
12614	CATT	20-FEB-07		8	100	187.50		187.50

					Total:	406.25	0.00	187.50	0.00	218.75
							.00%	46.15%	.00%	53.85%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					406.25

FUNK, WARREN					5037
12631	CATT	20-FEB-07		8	100	230.00		230.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	8
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61+ Days Past Due
					Total:	230.00	0.00	230.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					230.00

Customer Credit Memos:					0.00
Customer Payments:					(14.50)
Customer Balance:					(14.50)

Customer Credit Memos:					0.00
Customer Payments:					(499.00)
Customer Balance:					(499.00)

GRASS ROOTS BEEF					4075
12678	CATT	13-MAR-07		-13	100	7.00	7.00
12698	CATT	28-MAR-07		-28	100	167.23	167.23

					Total:	174.23	174.23	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					174.23

Customer Credit Memos:					0.00
Customer Payments:					(93.00)
Customer Balance:					(93.00)

GREGORY FEEDLOTS, INC.					1131
11046	CATT	10-JAN-06		414	13.6	28.75				28.75
11075	CATT	17-JAN-06		407	110.5	158.92				158.92
11096	CATT	24-JAN-06		400	110.2	173.57				173.57
11178	CATT	14-FEB-06		379	109.1	193.74				193.74
11413	CATT	11-APR-06		323	106.3	54.50				54.50
12608	CATT	20-FEB-07		8	100	130.00		130.00
12656	CATT	06-MAR-07		-6	100	70.00	70.00
12677	CATT	13-MAR-07		-13	100	52.50	52.50
12703	CATT	28-MAR-07		-28	100	205.00	205.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	9
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61+ Days Past Due
					Total:	1,066.98	327.50	130.00	0.00	609.48
							30.69%	12.18%	.00%	57.12%
Customer Credit Memos:					(28.75)
Customer Payments:					0.00
Customer Balance:					1,038.23

Customer Credit Memos:					0.00
Customer Payments:					(955.00)
Customer Balance:					(955.00)

HEINRICHS, BRICE					4701

Customer Credit Memos:					(412.50)
Customer Payments:					0.00
Customer Balance:					(412.50)

HENRY FARMS					4441
11972	CATT	12-SEP-06		169	103.6	2,201.96				2,201.96
12294	CATT	28-NOV-06		92	102.1	208.03				208.03

					Total:	2,409.99	0.00	0.00	0.00	2,409.99
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2,409.99

HIGH TECH BEEF					4486
12712	CATT	28-MAR-07		-28	100	8.00	8.00

					Total:	8.00	8.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					8.00

HIGHLAND FEEDERS, INC.					4827
12662	CATT	06-MAR-07		-6	100	118.75	118.75

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	10
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	118.75	118.75	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					118.75

Customer Credit Memos:					0.00
Customer Payments:					(1.00)
Customer Balance:					(1.00)

HOLCOMBE RANCH					5052
12696	CATT	28-MAR-07		-28	100	395.00	395.00

					Total:	395.00	395.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					395.00

HUDDLE, RANDY					4083
12708	CATT	28-MAR-07		-28	100	125.00	125.00
12720	CATT	28-MAR-07		-28	100	100.00	100.00

					Total:	225.00	225.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					225.00

HUNSICKER, BEN					4653
12699	CATT	28-MAR-07		-28	100	0.75	0.75
12706	CATT	28-MAR-07		-28	100	1.00	1.00

					Total:	1.75	1.75	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1.75

Hostetler Feed & Farm Supply					3642
12611	CATT	20-FEB-07		8	100	30.00		30.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	11
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	30.00	0.00	30.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					30.00

IL BEEF ASSOCIATION					4655
12689	CATT	13-MAR-07		-13	100	26.00	26.00

					Total:	26.00	26.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					26.00

IL STATE FAIR					5042
12670	CATT	13-MAR-07		-13	100	2,635.00	2,635.00

					Total:	2,635.00	2,635.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2,635.00

Customer Credit Memos:					0.00
Customer Payments:					(108.00)
Customer Balance:					(108.00)

KILLIAN DAIRY, LLC					3713
12694	CATT	28-MAR-07		-28	100	300.00	300.00

					Total:	300.00	300.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					300.00

KNIGHT FEEDYARD					2753
11164	CATT	15-JAN-06		409	59.6	643.51				643.51
11390	CATT	05-MAR-06		360	108.1	120.10				120.10
11410	CATT	12-MAR-06		353	107.8	296.59				296.59

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	12
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	1,060.20	0.00	0.00	0.00	1,060.20
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,060.20

LAPLATA VET CLINIC					4734
12685	CATT	13-MAR-07		-13	100	194.00	194.00
12717	CATT	28-MAR-07		-28	100	231.00	231.00

					Total:	425.00	425.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					425.00

LAZY A RANCH					3787

Customer Credit Memos:					(0.32)
Customer Payments:					0.00
Customer Balance:					(0.32)

Customer Credit Memos:					0.00
Customer Payments:					(37.50)
Customer Balance:					(37.50)

LEMBKE, RYAN					4710
12093	CATT	17-OCT-06		134	103.6	336.66				336.66

					Total:	336.66	0.00	0.00	0.00	336.66
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					336.66

LEWIS FEEDLOT					1107
11067	CATT	18-DEC-05		437	100	680.00				680.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	13
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	680.00	0.00	0.00	0.00	680.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					(325.00)
Customer Balance:					355.00

LONESOME PINE FARM & LIVESTOCK					4953
12284	CATT	28-NOV-06		92	100	1,540.00				1,540.00

					Total:	1,540.00	0.00	0.00	0.00	1,540.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,540.00

LOUP CITY LIVESTOCK					4589
12107	CATT	17-OCT-06		134	103.6	487.79				487.79
12149	CATT	24-OCT-06		127	103.6	108.83				108.83
12619	CATT	20-FEB-07		8	100	90.00		90.00

					Total:	686.62	0.00	90.00	0.00	596.62
							.00%	13.11%	.00%	86.89%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					686.62

Customer Credit Memos:					0.00
Customer Payments:					(8.00)
Customer Balance:					(8.00)

Customer Credit Memos:					0.00
Customer Payments:					(425.00)
Customer Balance:					(425.00)

Lloyd Belt Farms LLC					3643
12486	CATT	09-JAN-07		50	100	125.00			125.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	14
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	125.00	0.00	0.00	125.00	0.00
							.00%	.00%	100.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					(125.00)
Customer Balance:					0.00

MAIN STREET FEEDS (TRI-STATE)					3719
12063	CATT	03-OCT-06		148	103.6	130.60				130.60
12584	CATT	06-FEB-07		22	100	96.00		96.00
12657	CATT	06-MAR-07		-6	100	13.00	13.00
12705	CATT	28-MAR-07		-28	100	253.00	253.00

					Total:	492.60	266.00	96.00	0.00	130.60
							54.00%	19.49%	.00%	26.51%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					492.60

MCLANE GARRETT CATTLE CO.					4413
12507	CATT	16-JAN-07		43	100	1,116.00			1,116.00

					Total:	1,116.00	0.00	0.00	1,116.00	0.00
							.00%	.00%	100.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,116.00

MILNER, BOB					4898
12433	CATT	26-DEC-06		64	100	387.00				387.00
12476	CATT	02-JAN-07		57	100	82.00			82.00

					Total:	469.00	0.00	0.00	82.00	387.00
							.00%	.00%	17.48%	82.52%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					469.00

MONAHAN, WAYNE					5038
12632	CATT	20-FEB-07		8	100	136.00		136.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	15
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	136.00	0.00	136.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					136.00

MONTANA STATE UNIVERSITY					3303
12676	CATT	13-MAR-07		-13	33	39.00	39.00

					Total:	39.00	39.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					(3,624.00)
Customer Balance:					(3,585.00)

MORRIS, JIM & MARGARET					4118
12031	CATT	26-SEP-06		155	35.2	68.40				68.40

					Total:	68.40	0.00	0.00	0.00	68.40
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					(68.40)
Customer Balance:					0.00

MULL FARMS & FEEDING, INC.					3580
12327	CATT	05-DEC-06		85	100	111.00				111.00

					Total:	111.00	0.00	0.00	0.00	111.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					111.00

NICHOLS FARMS					3440
11976	CATT	12-SEP-06		169	1.5	5.52				5.52
12419	CATT	26-DEC-06		64	100	1.00				1.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	16
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	6.52	0.00	0.00	0.00	6.52
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					6.52

NIESLANIK, TED					4891
12660	CATT	06-MAR-07		-6	100	2.00	2.00

					Total:	2.00	2.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2.00

NILHAS, JOHN					4975
12382	CATT	12-DEC-06		78	100	240.00				240.00
12438	CATT	26-DEC-06		64	100	180.00				180.00

					Total:	420.00	0.00	0.00	0.00	420.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					420.00

NOHAVITZA, CLAY					5015
12498	CATT	16-JAN-07		43	100	218.76			218.76

					Total:	218.76	0.00	0.00	218.76	0.00
							.00%	.00%	100.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					218.76

NORTHWEST VET CLINIC					4887
12494	CATT	09-JAN-07		50	100	262.00			262.00
12514	CATT	16-JAN-07		43	100	337.00			337.00
12545	CATT	23-JAN-07		36	100	221.00			221.00
12558	CATT	30-JAN-07		29	100	101.00		101.00
12589	CATT	06-FEB-07		22	100	145.00		145.00
12626	CATT	20-FEB-07		8	100	140.00		140.00
12642	CATT	27-FEB-07		1	100	107.00		107.00
12687	CATT	13-MAR-07		-13	100	264.00	264.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	17
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
12719	CATT	28-MAR-07		-28	100	64.00	64.00

					Total:	1,641.00	328.00	493.00	820.00	0.00
							19.99%	30.04%	49.97%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,641.00

P SPEAR RANCH					3521
12459	CATT	02-JAN-07		57	0	1.25			1.25

					Total:	1.25	0.00	0.00	1.25	0.00
							.00%	.00%	100.00%	.00%
Customer Credit Memos:					(7.00)
Customer Payments:					(1.25)
Customer Balance:					(7.00)

PAYNE, GUY					4949
12255	CATT	21-NOV-06		99	100	323.00				323.00

					Total:	323.00	0.00	0.00	0.00	323.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					323.00

PERFORMANCE BLENDERS					3762
12673	CATT	13-MAR-07		-13	100	2,250.00	2,250.00

					Total:	2,250.00	2,250.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2,250.00

PIEPER, MIKE					5053
12697	CATT	28-MAR-07		-28	100	467.85	467.85

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	18
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	467.85	467.85	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					467.85

PILOT GROVE COOP					3732
12658	CATT	06-MAR-07		-6	50	46.00	46.00

					Total:	46.00	46.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					46.00

PONY EXPRESS VET CLINIC					4327
12680	CATT	13-MAR-07		-13	100	20.00	20.00

					Total:	20.00	20.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					20.00

Customer Credit Memos:					0.00
Customer Payments:					(15.00)
Customer Balance:					(15.00)

PRICE, GREG					4633
12646	CATT	27-FEB-07		1	100	30.00		30.00

					Total:	30.00	0.00	30.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					30.00

Customer Credit Memos:					0.00
Customer Payments:					(235.00)
Customer Balance:					(235.00)

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	19
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
RECKER, TOM					4047
12709	CATT	28-MAR-07		-28	100	5.00	5.00

					Total:	5.00	5.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					5.00

RUTLEDGE FARM AND RANCH					4853
11850	CATT	15-AUG-06		197	105.3	416.30				416.30

					Total:	416.30	0.00	0.00	0.00	416.30
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					416.30

SCHAEFER FARMS					4619
12318	CATT	05-DEC-06		85	2.1	10.22				10.22

					Total:	10.22	0.00	0.00	0.00	10.22
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					10.22

SCHEETZ BROTHERS					4972
12429	CATT	26-DEC-06		64	100	1.00				1.00
12436	CATT	26-DEC-06		64	100	75.75				75.75

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	20
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	76.75	0.00	0.00	0.00	76.75
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					76.75

SCHILLING, TOMMY					4548
12254	CATT	21-NOV-06		99	20.8	25.00				25.00

					Total:	25.00	0.00	0.00	0.00	25.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					25.00

Customer Credit Memos:					0.00
Customer Payments:					(0.05)
Customer Balance:					(0.05)

SCHMELZER, ART					4618
12715	CATT	28-MAR-07		-28	100	59.00	59.00

					Total:	59.00	59.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					59.00

SCHOENFELDER FARMS					4114
12679	CATT	13-MAR-07		-13	100	1.00	1.00
12684	CATT	13-MAR-07		-13	100	1.00	1.00
12710	CATT	28-MAR-07		-28	100	173.00	173.00

					Total:	175.00	175.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					175.00

SCHROEDER, BRIDGETT					4919
12102	CATT	17-OCT-06		134	103.6	253.94				253.94
12106	CATT	17-OCT-06		134	103.6	502.70				502.70

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	21
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
12275	CATT	21-NOV-06		99	102.5	169.21				169.21
12377	CATT	12-DEC-06		78	100	375.00				375.00

					Total:	1,300.85	0.00	0.00	0.00	1,300.85
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,300.85

SCHULZE, BRANDON					4911
12413	CATT	19-DEC-06		71	100	135.00				135.00
12431	CATT	26-DEC-06		64	100	1.00				1.00

					Total:	136.00	0.00	0.00	0.00	136.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					136.00

SEARCY, STEVE					5034
12650	CATT	27-FEB-07		1	100	245.00		245.00
12688	CATT	13-MAR-07		-13	100	213.00	213.00

					Total:	458.00	213.00	245.00	0.00	0.00
							46.51%	53.49%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					458.00

SEEWALD LAND & CATTLE					4922
12257	CATT	21-NOV-06		99	8.8	47.74				47.74

					Total:	47.74	0.00	0.00	0.00	47.74
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					47.74

SEWARD, GEORGE					4857
12225	CATT	07-NOV-06		113	103.2	892.08				892.08
12250	CATT	14-NOV-06		106	102.8	872.59				872.59
12273	CATT	21-NOV-06		99	102.5	71.79				71.79

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	22
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
12306	CATT	28-NOV-06		92	102.2	106.29				106.29
12345	CATT	05-DEC-06		85	101.8	1,044.98				1,044.98
12376	CATT	12-DEC-06		78	100	309.00				309.00
12493	CATT	09-JAN-07		50	100	202.00			202.00

					Total:	3,498.73	0.00	0.00	202.00	3,296.73
							.00%	.00%	5.77%	94.23%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					3,498.73

SHIELDS, DARYL					5014
12497	CATT	16-JAN-07		43	100	695.00			695.00
12516	CATT	16-JAN-07		43	100	670.00			670.00

					Total:	1,365.00	0.00	0.00	1,365.00	0.00
							.00%	.00%	100.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,365.00

SIMMENTALS, DEAN					4440
12372	CATT	12-DEC-06		78	100	108.00				108.00

					Total:	108.00	0.00	0.00	0.00	108.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					108.00

SOLT, SHANIN					4671
12672	CATT	13-MAR-07		-13	100	320.62	320.62

					Total:	320.62	320.62	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					320.62

SOUTH TEXAS ANIMAL ID					4851
12557	CATT	30-JAN-07		29	100	100.00		100.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	23
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	100.00	0.00	100.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					100.00

SOUTHSIDE STOCK FARM, LTD					4612
12573	CATT	06-FEB-07		22	100	432.50		432.50

					Total:	432.50	0.00	432.50	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					(432.50)
Customer Balance:					0.00

STEELE LAND & LIVESTOCK					4907
12451	CATT	02-JAN-07		57	100	675.00			675.00
12475	CATT	02-JAN-07		57	100	542.50			542.50

					Total:	1,217.50	0.00	0.00	1,217.50	0.00
							.00%	.00%	100.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,217.50

STEELE LAND AND LIVESTOCK					4886
12643	CATT	27-FEB-07		1	100	177.50		177.50

					Total:	177.50	0.00	177.50	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					(15.81)
Customer Balance:					161.69

STOCKMAN FEED AND FERTILIZER					4816
12695	CATT	28-MAR-07		-28	100	562.50	562.50

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	24
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	562.50	562.50	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					562.50

STOCKMAN SOLUTIONS					3756
12182	CATT	06-NOV-06		114	100	174.29				174.29
12323	CATT	05-DEC-06		85	101.8	177.38				177.38
12456	CATT	02-JAN-07		57	100	174.16			174.16

					Total:	525.83	0.00	0.00	174.16	351.67
							.00%	.00%	33.12%	66.88%
Customer Credit Memos:					(170.16)
Customer Payments:					0.00
Customer Balance:					355.67

STORTENBECKER, GARY AND KATIE					4910
12073	CATT	03-OCT-06		148	103.6	369.25				369.25

					Total:	369.25	0.00	0.00	0.00	369.25
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					369.25

STRACKE LAND AND CATTLE					5036
12630	CATT	20-FEB-07		8	100	525.00		525.00

					Total:	525.00	0.00	525.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					525.00

SWAYNE, BONNIE					3799
12439	CATT	26-DEC-06		64	100	48.00				48.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	25
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	48.00	0.00	0.00	0.00	48.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					48.00

TASCOSA FEEDYARD, INC.					1110
12606	CATT	20-FEB-07		8	100	347.00		347.00
12635	CATT	27-FEB-07		1	100	76.00		76.00
12663	CATT	06-MAR-07		-6	100	1,817.00	1,817.00

					Total:	2,240.00	1,817.00	423.00	0.00	0.00
							81.12%	18.88%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					2,240.00

TATE CATTLE COMPANY					4687
12683	CATT	13-MAR-07		-13	100	324.00	324.00
12716	CATT	28-MAR-07		-28	100	482.00	482.00

					Total:	806.00	806.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					806.00

THOMAS COUNTY FEEDERS					3890
12362	CATT	12-DEC-06		78	26.4	55.36				55.36
12655	CATT	06-MAR-07		-6	100	20.00	20.00
12701	CATT	28-MAR-07		-28	100	15.00	15.00

					Total:	90.36	35.00	0.00	0.00	55.36
							38.73%	.00%	.00%	61.27%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					90.36

TOLL FARMS					5013
12665	EII	11-MAR-07		-11	100	395.00	395.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	26
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
					Total:	395.00	395.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					(395.00)
Customer Balance:					0.00

Customer Credit Memos:					0.00
Customer Payments:					(14.77)
Customer Balance:					(14.77)

TRIPLE F FARMS					4355
12575	CATT	06-FEB-07		22	67.6	3,010.00		3,010.00

					Total:	3,010.00	0.00	3,010.00	0.00	0.00
							.00%	100.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					3,010.00

VALENTINE FEED SERVICE					3422
12597	CATT	20-FEB-07		8	100	600.00		600.00
12714	CATT	28-MAR-07		-28	100	13.00	13.00

					Total:	613.00	13.00	600.00	0.00	0.00
							2.12%	97.88%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					613.00

VALENTINE LIVESTOCK AUCTION					5039
12641	CATT	27-FEB-07		1	100	350.00		350.00
12661	CATT	06-MAR-07		-6	100	533.00	533.00
12686	CATT	13-MAR-07		-13	100	75.00	75.00
12718	CATT	28-MAR-07		-28	100	255.00	255.00

					Total:	1,213.00	863.00	350.00	0.00	0.00
							71.15%	28.85%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					1,213.00

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	27
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
Customer Credit Memos:					0.00
Customer Payments:					(60.00)
Customer Balance:					(60.00)

WARD FEED YARD, INC.					1153
12702	CATT	28-MAR-07		-28	100	158.00	158.00

					Total:	158.00	158.00	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					158.00

WERLEIN, SCOTT					4933
12163	CATT	06-NOV-06		114.2		0.91				0.91

					Total:	0.91	0.00	0.00	0.00	0.91
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					0.91

WHEELIS, MARK					4530
12247	CATT	14-NOV-06		106	100	7.00				7.00
12343	CATT	05-DEC-06		85	100	160.00				160.00

					Total:	167.00	0.00	0.00	0.00	167.00
							.00%	.00%	.00%	100.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					167.00

WHITIS, REX					4695
12669	CATT	13-MAR-07		-13	100	319.60	319.60

					Total:	319.60	319.60	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					319.60

WINKELMAN, LARRY					3906

Emerge SOB		Aging - 4 Bucket Report	Report Date:	21-MAR-2007 14:17
Order By:	Customer	As of 28-FEB-2007	Page:	28
Balancing Segment:	01

Invoice Number	Type	Due Date	Reference Number	Days Late	% Unpaid	Outstanding Amount	Current	1-30 Days Past Due	31-60 Days Past Due	61 + Days Past Due
12671	CATT	13-MAR-07		-13	100	244.65	244.65
12707	CATT	28-MAR-07		-28	100	30.00	30.00

					Total:	274.65	274.65	0.00	0.00	0.00
							100.00%	.00%	.00%	.00%
Customer Credit Memos:					0.00
Customer Payments:					0.00
Customer Balance:					274.65

Sum For :						43,444.79	21,995.25	7,584.50	6,136.65	18,004.93
							92.49%	2.66%	2.15%	6.31%

Company Balance: 53,721.33

Total Payments and Credit Memos:					(10,276.54)
Total Customer Balance:					43,444.79

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	February 14th, 2007	and ending:	February 28th, 2007

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount

TOTAL AMOUNT					(b)

☐	Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	(a)

PLUS: New Indebtedness Incurred This Month

MINUS: Amount Paid on Post Petition

Accounts Payable This Month	Paid to TECORE for customer product

PLUS/MINUS: Adjustments	*

Ending Month Balance	(c)

*	For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT

List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/ Lessor	Date Payment Due This Month	Amount Paid This Month		Number of Post Petition Payments Delinquent	Total Amount of Petition Payments Delinquent

TOTAL			(d)

(a)	This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b,	c) The total of line (b) must equal line (c).
(d)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	February 14th, 2007	and ending:	February 28th, 2007

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE: *	$137,393.34	**(a)
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$135,720.34
PLUS: Inventory Purchased During Month	$2,188.00
MINUS: Inventory Used or Sold	$1,643.88
PLUS/MINUS: Adjustments or Write-downs		*

Inventory on Hand at End of Month	$136,264.46	**

*	Inventory balance as of 02/14/07. Schedule B Inventory balance as of 01/31/07

METHOD OF COSTING INVENTORY:	Standard Costs

*	For any adjustments or write-downs provide explanation and supporting documentation, if applicable.

INVENTORY AGING

Less than 6 Months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory

11.0%	9.0%	81.0%	0.0%	100.0% *

*	Aging Percentages must equal 100%.

☐	Check here if inventory contains perishable items.

Description of Obsolete Inventory:	n/a

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month	$1,150,302.27	(a)(b)
MINUS: Depreciation Expense	$14,943.48
PLUS: New Purchases	$0.00
PLUS/MINUS: Adjustments or Write-downs	$0.00	*

Ending Monthly Balance	$1,135,358.79

*	For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: NONE

(a)	This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)	Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.

Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	February 14th, 2007	and ending:	February 28th, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Operating Account	ACCOUNT NUMBER:	2000031865542

PURPOSE OF ACCOUNT:

Ending Bank Balance per Bank Statement	$195,250.21
Plus Total Amount of Outstanding Deposits	0
Minus Total Amount of Outstanding Checks and other debits	45274.64	*
Minus Service Charges	$45.92

Ending Balance per Check Register	$149,929.65	**(a)

* Debit cards are used by

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash (do not include items reported as Petty Cash on Attachment 4D:

( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS

“Total Amount of Outstanding Checks and other debits”, listed above, includes:

            $65,472.26           Transferred to Payroll Account

                                    Transferred to Tax Account

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Commercial Checking	2/08/2007 thru 2/28

Account number:	2000031865542
Account owner(s):	EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
MAIN ACCOUNT

Account Summary

Opening balance 2/08	$0.00

Deposits and other credits	262,971.39	+

Checks	2,203.00	-

Other withdrawals and service fees	65,518.18	-

Closing balance 2/28	$195,250.21

Deposits and Other Credits

Date	Amount	Description
2/16	10,529.74	ACCOUNT TRANSFER
		REASON: TRANSFER PER CUSTOMER’S REQUEST

2/16	233,452.59	ACCOUNT TRANSFER
		REASON: TRANSFER PER CUSTOMER’S REQUEST

2/22	302.00	WHOLESALE LOCKBOX DEPOSIT
		ORLANDO BOX #863495 PM DEPOSIT

2/22	842.90	FUNDS TRANSFER (ADVICE 070222027277)
		RCVD FROM EMERGE INTERACTIV/
		ORG=EMERGE INTERACTIVE
		RFB=20000171EMERGEIN OBI=
		REF=20000171EMERGEIN 02/22/07 11:45AM ET

2/22	7,699.44	FUNDS TRANSFER (ADVICE 070222027426)
		RCVD FROM EMERGER INTERACTI/
		ORG=EMERGE INTERACTIVE
		RFB=20000172EMERGEIN OBI=
		REF=20000172EMERGEIN 02/22/07 11:46AM ET

2/23	111.00	WHOLESALE LOCKBOX DEPOSIT
		ORLANDO BOX #863495 PM DEPOSIT

2/26	1,672.00	WHOLESALE LOCKBOX DEPOSIT
		ORLANDO BOX #863495 PM DEPOSIT

2/28	8,361.72	DEPOSIT

TOTAL	$262,971.39

WACHOVIA BANK, N.A., SMALL BUSINESS BREVARD

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	February 14th, 2007	and ending:	February 28th, 2007

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Operating DIP

ACCOUNT NUMBER:	2000031865542

PURPOSE OF ACCOUNT:	Company Operations

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
2/26/07	818029	Seb. Office Supplies	Office Supplies	59.71
2/27/07	818030	ADP	Payroll Services	149.91
2/27/07	818031	Atlantic Business	Copies	100.44
2/27/07	818032	Bell South	Phone Service	2,808.70
2/27/07	818033	Bell South	Phone Service	1,673.18
2/27/07	818034	Fedex	Shipping	529.42
2/27/07	818035	FP&L	Electric Service	4,158.53
2/27/07	818036	Frank Crystal & Co.	Insurance	6,813.30
2/27/07	818037	Gapsch, Al H.	Employee travel expense	2,728.03
2/27/07	818038	Genworth Financial	Medical Insurance	1,312.75
2/27/07	818039	Iron Mountain	Data storage/backup	259.24
2/27/07	818040	Master Bond	Materials	550.00
2/27/07	818041	Nebutel	Communications	900.00
2/27/07	818042	United Health Care	Medical Insurance	16,824.69
2/27/07	818043	UPS	Shipping	158.32
2/27/07	818044	Warren, David	Employee travel expense	288.14
2/27/07	818045	Wellman, Mark	Employee travel expense	608.56
2/27/07	818046	Allflex U.S.A.	EID Tags/inventory	0.00
2/27/07	818047	Omega Optical	Materials/inventory	2,203.00
2/27/07	818048	Niedecken, Timothy	Employee travel expense	3,148.72

TOTAL *				$45,274.64

*	All outstanding as of 02-28-07 except for check #818047

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	February 14th, 2007	and ending:	February 28th, 2007

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island
ACCOUNT NAME:	eMerge Payroll Account - DIP	ACCOUNT NUMBER:	2000031865568

PURPOSE OF ACCOUNT:	Payroll

Ending Balance per Bank Statement	$35,817.79
Plus Total Amount of Outstanding Deposits	$0.00
Minus Total Amount of Outstanding Checks and other debits	$22,264.29	*
Minus Service Charges	$0.00

Ending Balance per Check Register	$13,553.50

* Debit cards must not be issued on this account.

** If Closing Balance is negative, provide explanation:

The following disbursements were paid in Cash:	( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

Commercial Checking	02/08/2007 thru 2/28/2007

Account number:	2000031865568
Account owner(s):	EMERGE INTERACTIVE, INC.
DEBTOR IN POSSESSION
PAYROLL ACCOUNT

Account Summary

Opening balance 2/08	$0.00

Deposits and other credits	79,025.75	+

Checks	43,207.96	-

Closing balance 2/28	$35,817.79

Deposits and Other Credits

Date	Amount	Description
2/16	13,553.49	ACCOUNT TRANSFER
		REASON: TRANSFER PER CUSTOMER’S REQUEST

2/20	65,472.26	FUNDS TRANSFER (ADVICE 070220072565)
		RCVD FROM EMERGE INTERACTIV/
		ORG=EMERGE INTERACTIVE
		RFB=20000170EMERGEIN OBI=
		REF=20000170EMERGEIN 02/20/07 05:06PM ET

Total	$79,025.75

Checks

Number	Amount	Date posted	Number	Amount	Date posted	Number	Amount	Date posted
17794	1,880.76	2/23	17801	544.34	2/28	17808	1,505.03	2/27
17795	3,780.47	2/26	17802	1,985.97	2/23	17809	1,337.98	2/27
17796	978.78	2/26	17803	3,731.89	2/27	17810	1,690.65	2/27
17797	3,931.46	2/27	17804	2,203.48	2/27	17812*	2,415.49	2/23
17798	1,546.38	2/23	17805	1,526.85	2/26	17813	3,098.19	2/26
17799	1,205.86	2/27	17806	1,045.21	2/26	17814	1,159.74	2/23

17800	6,155.20	2/26	17807	1,484.23	2/27	Total	$43,207.96

*Indicates	a break in check number sequence

WACHOVIA BANK, N.A., SMALL BUSINESS BREVARD

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	February 14th, 2007	and ending:	February 28th, 2007

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Payroll Account - DIP

ACCOUNT NUMBER:	2000031865568

PURPOSE OF ACCOUNT:	Payroll

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
2/23/2007	17794	Aguilar Jr, Gilberto	Bi-weekly wages	1880.76
2/26/2007	17795	Drury, Robert E	Bi-weekly wages	3780.47
2/26/2007	17796	Harrison, Richard E	Bi-weekly wages	978.78
2/27/2007	17797	Mermer, Susan	Bi-weekly wages	3931.46
2/23/2007	17798	Miller, Norman D	Bi-weekly wages	1546.38
2/27/2007	17799	Scheffler, Lori Ann	Bi-weekly wages	1205.86
2/26/2007	17800	Warren, David C	Bi-weekly wages	6155.2
2/28/2007	17801	Davis, Courtney	Bi-weekly wages	544.34
2/23/2007	17802	Engelhardt, Nuvat	Bi-weekly wages	1985.97
2/26/2007	17803	Fox, Mark S	Bi-weekly wages	3731.89
2/27/2007	17804	Niedecken, Timothy G	Bi-weekly wages	2203.48
2/23/2007	17805	Robbins, Mary L	Bi-weekly wages	1526.85
2/27/2007	17806	Gallagher, Pamela D	Bi-weekly wages	1045.21
2/26/2007	17807	Colvin, Tim R	Bi-weekly wages	1484.23
2/27/2007	17808	Richardson, Todd	Bi-weekly wages	1505.03
2/23/2007	17809	Walter, Shane P	Bi-weekly wages	1337.98
2/27/2007	17810	Wellman, Mark H	Bi-weekly wages	1690.65
*	17811	Vessemeyer, James M	Bi-weekly wages	2446.79
2/27/2007	17812	Elliot, Dana L	Bi-weekly wages	2415.49
2/26/2007	17813	Gapsch, Al H	Bi-weekly wages	3098.19
2/26/2007	17814	King, Jess M	Bi-weekly wages	1159.74
**	17814	Finacial Svcs ADP	Payroll taxes	19817.5

TOTAL				$65,472.25

*	Paid on 03/05/2007
**	Wire transfer on 03/01/07

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	XXXX	and ending:	XXXX

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Tax Account - DIP	ACCOUNT NUMBER:	2000035911489

PURPOSE OF ACCOUNT:	Payment of taxes

Ending Bank Balance per Bank Statement

Plus Total Amount of Outstanding Deposits

Minus Total Amount of Outstanding Checks and other debits

Minus Service Charges

Ending Balance per Check Register

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:	( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

(a)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	XXXX	and ending:	XXXX

NAME OF BANK:	Wachovia	BRANCH:	Merritt Island

ACCOUNT NAME:	eMerge Tax Account - DIP	ACCOUNT NUMBER:	2000035911489

PURPOSE OF ACCOUNT:	Payment of taxes

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

NONE*

* Payroll Taxes paid out of Payroll account
TOTAL					(d)

SUMMARY OF TAXES PAID
Payroll Taxes Paid					(a)

Sales * Use Taxes Paid					(b)

Other Taxes Paid					(c)

TOTAL					(d)

(a)	This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements (Page MOR-2, Line 5O)
(b)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5P)
(c)	This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5Q)
(d)	These two lines must be equal.

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Type of Negotiable Instrument	Face Value	Purchase Price	Date of Purchase	Current
Money Market Fund	$446,489.45	$446,489.45	3/1/2005	$446,489.45

TOTAL				$446,489.45	(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash In Drawer/Acct.	(Column 3) Amount of Petty Cash on Hand At End of Month		(Column 4) Difference Between (Column 2) and (Column 3)
Locked drawer HR	$500.00	209.69		$290.31

TOTAL		209.69	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation.

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH (a + b)	$446,699.14	(c)

NOTE:	The balance in Petty Cash was inadvertently not reflected in the initial petition filing. This balance will be corrected on our future amended filing.

(c)	The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

EMERGE INTERACTIVE DIP CASE
9:07BK-10932-SHF

	Sub	/ Branch	/ Rep	/ Account No.
	020	/ F8	/ F81M	/ 2144-7852	February 7- February 28, 2007

Your Financial Advisor:	Customer Service: 800-359-9297

JOSE NELAPPANA 20 NORTH ORANGE AVENUE ORLANDO, FL 32801 CUSTOMER SERVICE: 800-359-9297 800-829-2207

Portfolio Summary

Portfolio Assets	Value on Jan 31	Value on Feb 28	Est. Ann. Income	% Total Assets
Cash and Money Market Funds	0.00	0.00	0
Stock and Options	0.00	0.00	0
Fixed Income Securities	0.00	0.00	0
Open End Mutual Funds	0.00	446,489.45	23,262	100.00
Closed End Mutual Funds	0.00	0.00	0

Portfolio Value	$0.00	$446,489.45	$23,262	100%

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EMERGE INTERACTIVE DIP CASE
9:07BK-10932-SHF

Sub	/ Branch	/ Rep	/ Account No.
020	/ F8	/ F81M	/ 2144-7852	February 7- February 28, 2007

Portfolio Assets

Estimated Current Yield on Money Market funds, when available, reflects the current estimated yield for the Interest Period dates displayed. Estimated Annual Income, when available, reflects the estimated amount you would earn on a security if your current position and its related income remained constant for a year. Estimated Annual Yield, when available, reflects the current estimated annual income divided by the current value of the security as of the statement closing date. The information used to derive these estimates is obtained from various outside vendors; FCC is not responsible for incorrect or missing estimated annual income and yields.

Open End Mutual Funds

Estimated annual income and yield refer to dividends and interest income only, and typically do not reflect total return.

Description	Symbol	Quantity	Current Price	Current Market Value	Est. Ann. Income	Est. Ann. Yield (%)
EVERGREEN INSTL MONEY MKT FD INVESTOR CL	EMNXX	446,489.45000	1.0000	446,489.45	23,262.10	5.21

Total Open End Mutual Funds				$446.489.45	$23,262.10	5.21

Activity Detail

Date	Account Type	Transaction	Quantity	Description	Price	Amount	Cash/Money Market/Sweep Fund Balance
02/01				BEGINNING BALANCE			0.00

02/28	Cash	TRANSFER	446,489.45000	EVERGREEN INSTL MONEY MKT FD INVESTOR CL FROM: 30285196-1 EMERGE INTERACTIVE			0.00

Thank you for allowing Wachovia Securities, LLC to serve you. If you have any questions regarding your account or this statement, please contact your Financial Advisor.

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	February 14th, 2007	and ending:	February 28th, 2007

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen’s compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period
NONE

TOTAL

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor:	eMerge Interactive, Inc.	Case Number:	9:07-BK-10932-SHF

Reporting Period beginning:	February 14th, 2007	and ending:	February 28th, 2007

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc

Name of Officer or Owner	Title	Payment Description	Amount Paid
David C. Warren	President & CEO	Bi-Weekly Wages	$9,355.20
Robert E. Drury	EVP Corp. Dev.	Bi-Weekly Wages	$5,769.60
Susan D. Mermer	EVP & CFO	Bi-Weekly Wages	$5,769.60
Mark S. Fox	EVP Technology	Bi-Weekly Wages	$5,577.60

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	21

Number hired during the period	0

Number terminated or resigned during period	2

Number of employees on payroll at end of period	19

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers’ compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For s

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due
Frank & Crystal/Travelers	212-504-5810	Y-810-290D8075-TCT-06	Commercial Auto	8/10/2007

Frank & Crystal/Travelers	212-504-5810	Y-660-290D8075-TCT-06	Commercial Property	8/10/2007

Frank & Crystal/Travelers	212-504-5810	YEUB-290D807-5-06	Worker’s Comp	8/10/2007

Frank & Crystal/Gen Star	212-504-5834	BINDER3179175	General Liability	6/20/2007

Frank & Crystal/Gen Star	212-504-5834	IXG397836A	Commercial Umbrella	6/20/2007

Frank & Crystal/Axis Surplus	212-504-5834	EAU720803012005	Comm Excess Gen Liability	6/20/2007

USI	561-999-0232	ELU08809805	Directors & Officers	2/4/2008

United Health Care	1-800-842-3920	383260	Healthcare	12/31/2007

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse

☐	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution

NONE

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before